                                                                  EXHIBIT 10.3.4

             MODIFICATION OF LOAN AGREEMENT AND OTHER LOAN DOCUMENTS

                                 by and between

                    IMPAC HOTEL GROUP MEZZANINE, LLC, SERVICO
                  OPERATIONS MEZZANINE, LLC, LODGIAN FINANCING
                MEZZANINE, LLC, ISLAND MOTEL ENTERPRISES, INC.,
                               and PENMOCO, INC.
                             as Mezzanine Borrowers

                                       and

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               as Mezzanine Lender

                           Dated as of March 31, 2003

Modification Agreement(Mezzanine)

         THIS MODIFICATION OF LOAN AGREEMENT AND OTHER LOAN DOCUMENTS (this "AGREEMENT"), is made as of March 31, 2003, by the undersigned, each having an address c/o Lodgian, Inc., 3445 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326 (each, a "MEZZANINE BORROWER" and collectively, "MEZZANINE BORROWERS"), in favor of MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation (together with its successors and assigns, "MEZZANINE LENDER"), having an address at 4 World Financial Center, New York, New York 10080.

                                    RECITALS:

         WHEREAS, Mezzanine Lender previously made a loan in the principal sum of $78,671,201 (the "ORIGINAL MEZZANINE LOAN") to the Mezzanine Borrowers, which Original Mezzanine Loan (i) is evidenced by and advanced pursuant to the terms and provisions of that certain Mezzanine Note dated as of November 25, 2002, made by the Mezzanine Borrowers to Mezzanine Lender (the "ORIGINAL MEZZANINE NOTE") and the Mezzanine Loan Agreement dated as of November 25, 2002, among the Mezzanine Borrowers and Mezzanine Lender (the "MEZZANINE LOAN AGREEMENT") and
(ii) is secured by, among other things, the Mezzanine Loan Documents (hereinafter defined);

         WHEREAS, Mortgage Lender (as defined in the Mezzanine Loan Agreement) previously made a loan in the principal sum of $224,036,325 (the "ORIGINAL MORTGAGE LOAN") to the Mortgage Borrowers (as defined in the Mezzanine Loan Agreement), which Original Mortgage Loan (i) is evidenced by and advanced pursuant to the terms and provisions of that certain Promissory Note dated as of November 25, 2002, made by the Mortgage Borrowers to Mortgage Lender (the "ORIGINAL MORTGAGE NOTE") and the Loan and Security Agreement dated as of November 25, 2002, among the Mortgage Borrowers and Mortgage Lender;

         WHEREAS, in connection with the Original Mezzanine Loan, Guarantor (as defined in the Mezzanine Loan Agreement) guaranteed to Mezzanine Lender repayment of the Original Mezzanine Loan and certain recourse obligations pursuant to and to the extent as described in the terms and provisions of the Guaranty (as defined in the Mezzanine Loan Agreement);

         WHEREAS, in connection with the Original Mezzanine Loan, Guarantor agreed to indemnify and hold Mezzanine Lender harmless from and against certain claims and obligations pursuant to and as described in the provisions of the Environmental Indemnity (as defined in the Mezzanine Loan Agreement);

         WHEREAS, at the time of origination of the Original Mezzanine Loan and the Original Mortgage Loan, each of the Mezzanine Borrowers and the Mortgage Borrowers agreed, in consideration of making the Mezzanine Loan and the Mortgage Loan prior to the final determination of sizing of the Original Mezzanine Loan and the Original Mortgage Loan, that prior to a Securitization the principal balance of the Original Mortgage Loan and the Original Mezzanine Loan may be adjusted in the sole discretion of Mortgage Lender and Mezzanine Lender (the "RESIZING"), subject to certain limitations with respect to, among other things,
(i) changes in the weighted average interest rate and aggregate debt service payable on the Original Mezzanine Loan and the Original Mortgage Loan, and (ii) material changes to the rights or

Modification Agreement(Mezzanine)
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obligations of the Mezzanine Borrowers and the Mortgage Borrowers under the
Mezzanine Loan Documents and the Mortgage Loan Documents;

         WHEREAS, Mezzanine Lender and Mortgage Lender have elected to cause the Resizing to be effectuated pursuant to the terms hereof, and pursuant to certain additional documents executed and delivered by the Mezzanine Borrowers, the Mortgage Borrowers, Mezzanine Lender and Mortgage Lender, as applicable;

         WHEREAS, in connection with the Resizing, pursuant to the terms of that certain Note Severance Agreement dated as of the date hereof among the Mortgage Borrowers and Mortgage Lender, the Original Mortgage Note has been severed into two notes in the respective amounts of $218,127,000 (the "AMENDED AND RESTATED PROMISSORY NOTE A"), and $5,539,275 (the "ASSUMED NOTE");

         WHEREAS, in connection with the Resizing, the Mezzanine Borrowers have assumed the repayment obligations under and pursuant to the terms of the Assumed Note;

         WHEREAS, in connection with the Resizing, Mortgage Lender has assigned all of its right, title and interest in and to the Assumed Note, but not the Amended and Restated Promissory Note A, to Mezzanine Lender and Mezzanine Lender has succeeded to all right, title and interest in and to the Assumed Note;

         WHEREAS, pursuant to the terms of that certain Amended, Restated and Consolidated Restated Mezzanine Note dated as of the date hereof, in the original principal amount of $84,080,526 made by the Mezzanine Borrowers in favor of Mezzanine Lender (the "RESTATED MEZZANINE NOTE"), the indebtedness under the Original Mezzanine Note and the Assumed Note have been combined, consolidated, coordinated, amended and restated in accordance with the terms of the Restated Mezzanine Note;

         WHEREAS, Mezzanine Lender is now the owner and holder of (i) that certain Pledge and Security Agreement, dated as of November 25, 2002 (as amended, modified or restated from time to time, the "PLEDGE AGREEMENT"), executed by certain of the Mezzanine Borrowers named therein, pledging such of the Mezzanine Borrowers' legal and beneficial interest in and to certain stock, limited liability company membership interests and limited and general partnership interests, as applicable, as more particularly described therein in favor of Mezzanine Lender, (ii) that certain Leasehold Deed to Secure Debt, Assignment of Leases and Rents and Security Agreement, dated as of November 25, 2002 (together with all extensions, renewals, modifications, substitutions and amendments thereof, the "SECURITY INSTRUMENT"), made by Island Motel Enterprises, Inc. and Penmoco, Inc. for the benefit of Lender and covering the property as more particularly described therein, and (iii) the Restated Mezzanine Note;

         WHEREAS, the Mezzanine Borrowers and Mezzanine Lender have agreed in the manner hereinafter set forth to modify the terms and provisions of the Mezzanine Loan Agreement, the Pledge Agreement, that certain Mezzanine Cash Management Agreement (the "CASH MANAGEMENT AGREEMENT") dated as of November 25, 2002, among the Mezzanine Borrowers, Mezzanine Lender and Wachovia Bank, National Association, and such other documents as are set forth on SCHEDULE 1 (such other documents, together with the Cash Management Agreement,

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collectively, the "OTHER LOAN DOCUMENTS", and together with the Mezzanine Loan
Agreement, the Restated Mezzanine Note, the Pledge Agreement, and the Security Instrument, collectively, the "MEZZANINE LOAN DOCUMENTS") in the manner hereinafter set forth.

         NOW THEREFORE, in pursuance of said agreement and in consideration of ten dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Mezzanine Borrowers and Mezzanine Lender hereby agree as follows:

         A.       The Recitals are hereby incorporated herein by this reference.

         B. The Mezzanine Loan Agreement shall be deemed modified and amended in the following respects:

                  (i) The term "NOTE" as used in the Mezzanine Loan Agreement shall refer to the Restated Mezzanine Note.

                  (ii) The term "LOAN" as used in the Mezzanine Loan Agreement shall refer to a loan in the original principal amount of $84,080,526 as the same may be decreased from time to time.

                  (iii)    The definition of "APPLICABLE SPREAD" set forth in
                           Section 1.1 of the Mezzanine Loan Agreement shall be deemed deleted in its entirety and replaced with the following:

                           "APPLICABLE SPREAD" means 8.2546%; provided, however, if the Borrowers have not made the Reserve Principal Payment on or prior to the Payment Date in November 2003, the "APPLICABLE SPREAD" shall mean 8.7937% throughout the remainder of the term of the Loan, including any Extension Terms.

                  (iv) The definition of "MEZZANINE LENDER'S PERCENTAGE" set forth in Section 1.1 of the Mezzanine Loan Agreement shall be deemed deleted in its entirety and replaced with the following:

                           "MEZZANINE LENDER'S PERCENTAGE" shall mean, if the Mortgage Loan remains outstanding at the time of determination, the ratio, expressed as a percentage, that the then outstanding principal balance of the Mezzanine Loan bears to the Aggregate Outstanding Principal Balance, and following satisfaction of the Mortgage Loan, 100%. As of the date hereof Mezzanine Lender's Percentage is 27.82%.

                  (v) The definition of "MORTGAGE LENDER'S PERCENTAGE" set forth in Section 1.1 of the Mezzanine Loan Agreement shall be deemed deleted in its entirety and replaced with the following:

                           "MORTGAGE LENDER'S PERCENTAGE" shall mean, at the time of determination, the ratio, expressed as a percentage, that the outstanding

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                           principal balance of the Mortgage Loan bears to the
                           Aggregate Outstanding Principal Balance. As of the date hereof, Mortgage Lender's Percentage is 72.18%.

                  (vi)     The definition of "MORTGAGE LOAN" set forth in
                           Section 1.1 of the Mezzanine Loan Agreement shall be deemed deleted in its entirety and replaced with the following:

                           "MORTGAGE LOAN" means that certain loan in the amount of $218,127,000 from Mortgage Lender to the Mortgage Borrowers.

                  (vii) The definition of "SCHEDULED MEZZANINE PRINCIPAL PAYMENTS" set forth in Section 1.1 of the Mezzanine Loan Agreement shall be deemed deleted in its entirety and replaced with the following:

                           "SCHEDULED MEZZANINE PRINCIPAL PAYMENTS" shall mean
                           (x) $69,550 through and including the Payment Date in November 2003, (y) $104,325 following the Payment Date in November 2003, through and including the Payment Date in November 2004, and (z) $139,100 thereafter through the Maturity Date.

                  (viii) The definition of "SCHEDULED MORTGAGE PRINCIPAL PAYMENTS" set forth in Section 1.1 of the Mezzanine Loan Agreement shall be deemed deleted in its entirety and replaced with the following:

                           "SCHEDULED MORTGAGE PRINCIPAL PAYMENTS" shall mean
                           (x) $180,450 through and including the Payment Date in November 2003, (y) $ 270,675 following the Payment Date in November 2003, through and including the Payment Date in November 2004, and (z) $360,900 thereafter through the Maturity Date.

                  (ix) Section 2.1(A) and (B) of the Mezzanine Loan Agreement shall be deemed modified and amended by replacing all references therein to the figure "$78,671,201" with the figure "$84,080,526."

                  (x) Sections 2.4(A)(iv) and 2.6(C) of the Mezzanine Loan Agreement shall be deemed modified and amended by replacing all references therein to the word "prior" with the words "on or prior".

                  (xi) Section 2.6(B) of the Mezzanine Loan Agreement shall be deemed modified and amended by deleting the final sentence thereof and inserting the following:

                           "PREPAYMENT CONSIDERATION" shall mean an amount equal to (i) prior to the Payment Date in December 2003, three percent (3%) of the amount prepaid, and (ii) on and after the Payment Date in December 2003, but prior to the Payment Date in May 2004, two percent (2%) of the amount

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                           prepaid, and (iii) thereafter through the Scheduled
                           Maturity Date one percent (1%) of the amount prepaid.

                  (xii) EXHIBIT A captioned "Allocated Loan Amount/Aggregate Allocated Loan Amount" of the Mezzanine Loan Agreement shall be deemed deleted in its entirety and replaced with EXHIBIT A annexed hereto and made a part hereof

         C. The Other Loan Documents shall each be deemed modified and amended in the following respects:

                  (i) The terms "NOTE" and "MEZZANINE NOTE" as used in the Other Loan Documents shall be deemed to refer to the Restated Mezzanine Note.

                  (ii) The terms "LOAN" and "MEZZANINE LOAN" as used in the Other Loan Documents shall be deemed to refer to a loan in the original principal amount of $84,080,526 as the same may be decreased from time to time.

                  (iii) All references in the Other Loan Documents to the figure "$78,671,526" shall be deemed to refer to the figure "$84,080,526".

                  (iv) All references in the Other Loan Documents to the figure "$224,036,325" shall be deemed to refer to the figure "$218,127,000".

         D. The Cash Management Agreement shall be deemed further modified and amended in the following respects:

                  (i)      The definition of "MONTHLY FF&E PAYMENT" set forth in
                           Article I of the Cash Management Agreement shall be deemed deleted in its entirety and replaced with the following:

                           "MONTHLY FF&E PAYMENT" shall mean the monthly deposit required to be made to the FF&E Reserve pursuant to
                           Section 6.4 of the Mortgage Loan Agreement; provided that if at the time of determination thereof the actual Operating Revenues utilized in calculating the Monthly FF&E Payment have not been determined for the applicable month, such calculation shall be based upon the Operating Revenues set forth for such month in the applicable Operating Budget, and, upon determination of the actual Operating Revenues for such month, any deficit or excess deposits with respect to the FF&E Reserve shall be adjusted within five (5) Business Days of such determination, with any deficit being satisfied, and any excess being allocated and deposited, in accordance with Section 3.3(a) hereof.

                  (ii) The definition of "MONTHLY OPERATING EXPENSE BUDGET AMOUNT" set forth in Article I of the Cash Management Agreement shall be deemed deleted in its entirety and replaced with the following:

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Modification Agreement(Mezzanine)
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                           "MONTHLY OPERATING EXPENSE BUDGET AMOUNT" shall mean,
                           with respect to each month, an amount equal to the Operating Expenses plus estimated sales and similar taxes relating to the Properties (excluding therefrom Impositions, Insurance Premiums, FF&E expenditures, and management fees payable to any Manager that is an Affiliate of the Borrowers) set forth in the Approved Operating Budget for the applicable month of determination.

                  (iii) Section 2.1(f) of the Cash Management Agreement shall be deemed modified and amended by replacing all references therein to "Section 3.3(a)(iv)" with the reference to "Section 3.3(a)(iii)".

                  (iv) Section 3.3(a) of the Cash Management Agreement shall be deemed deleted in its entirety and replaced with the following:

                           (a) At any time other than after the occurrence and during the continuance of an Event of Default, Agent shall allocate and distribute, as applicable, all available funds on deposit in the Mezzanine Lock Box Account on each Business Day of each calendar month (or such other period of time as set forth below) in the following amounts and order of priority:

                                    (i)      First, but only from and after the
                                             Termination Date, to the
                                             Impositions and Insurance Reserve
                                             Sub-Account, the Monthly
                                             Impositions and Insurance Amount
                                             for the next Monthly Payment Date
                                             (as if the Mortgage Loan Agreement
                                             remained in full force and effect
                                             with Lender as the lender
                                             thereunder);

                                    (ii)     Second, but only to the extent not
                                             deposited in the Mezzanine Loan
                                             Debt Service Sub-Account
                                             established under the Mortgage Loan
                                             Cash Management Agreement, to the
                                             Mezzanine Debt Service Sub-Account,
                                             the Monthly Debt Service Payment
                                             Amount, less Mezzanine Lender's
                                             Percentage of the Excess Cash Flow
                                             Amortization Payment and the Excess
                                             Cash Flow Supplemental Payment for
                                             the next Monthly Payment Date;

                                    (iii)    Third, but only from and after the
                                             Termination Date, to the FF&E
                                             Reserve Account, the Monthly FF&E
                                             Payment for the next Monthly
                                             Payment Date (as if the Mortgage
                                             Loan Agreement remained in full
                                             force and effect with Lender as the
                                             lender thereunder);

                                    (iv)     Fourth, but only from and after the
                                             Termination Date, to the Operating
                                             Expense Sub-Account funds
                                             sufficient to pay the

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                                             Monthly Operating Expense Budget
                                             Amount for the next calendar Month;

                                    (v)      Fifth, but only from and after the
                                             Termination Date, to the Operating
                                             Expense Sub-Account, funds in an
                                             amount necessary to pay
                                             Extraordinary Expenses approved by
                                             Lender, if any;

                                    (vi)     Sixth, but only from and after the
                                             Termination Date, to the Operating
                                             Expense Sub-Account, subject to the
                                             terms and conditions of the
                                             Assignment of Management Agreement
                                             (as defined in the Mortgage Loan
                                             Agreement, and as if such agreement
                                             continued in full force and effect
                                             with the Lender as lender
                                             thereunder), any management fees
                                             due and owing to Manager which have
                                             not previously been paid to
                                             Manager, together with any fees
                                             payable to Manager for the next
                                             calendar month pursuant to the
                                             Management Agreement (including
                                             those with respect to the Jekyll
                                             Island Property) not otherwise paid
                                             pursuant to (iv) above;

                                    (vii)    Seventh, but only to the extent not
                                             deposited in the Mezzanine Loan
                                             Debt Service Sub-Account
                                             established under the Mortgage Loan
                                             Cash Management Agreement, to the
                                             Mezzanine Debt Service Sub-Account,
                                             Mezzanine Lender's Percentage of
                                             the Excess Cash Flow Amortization
                                             Payment and the Excess Cash Flow
                                             Supplemental Payment for the next
                                             Monthly Payment Date;

                                    (viii)   Eighth, but only from and after the
                                             Termination Date, if a Cash Trap
                                             Event shall have occurred and is
                                             continuing, any amounts remaining
                                             in the Mezzanine Lock Box Account
                                             after deposits for items (i)
                                             through (vii) above shall be
                                             deposited into the Cash Trap
                                             Reserve Sub-Account; and

                                    (ix)     Ninth, if no Cash Trap Event shall
                                             have occurred and is continuing,
                                             any amounts remaining in the
                                             Mezzanine Lock Box Account after
                                             deposits for items (i) through
                                             (vii) above shall be (x) first
                                             deposited into the Jekyll Island
                                             Lock Box Account, if the Jekyll
                                             Island Mortgage remains a lien on
                                             the Jekyll Island Property, until
                                             all deposits required to be made on
                                             such Monthly Payment Date for items
                                             (i) through (iv) of Section 3.3(a)
                                             of the Jekyll Island Cash
                                             Management Agreement have been
                                             deposited in the Jekyll Island Lock
                                             Box Account, and (y) thereafter,
                                             paid within one (1) Business Day of
                                             the date such funds become
                                             available, to, or as directed by,
                                             the Borrowers.

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                  (v)      Sections 3.3(c) and 3.3(d) of the Cash Management
                           Agreement shall be deemed deleted in their entirety and replaced with the following:

                           (c) The Borrowers shall use, or caused to be used, all disbursements made to it under Sections 3.3(a)(iv) and (v) solely to pay Operating Expenses in accordance with the Approved Operating Budget and to pay Extraordinary Expenses for which Lender has approved disbursements under Section 3.3(a)(v) above.

                           (d) Notwithstanding anything to the contrary contained herein, Lender shall not be obligated to make any disbursement from the Mezzanine Lock Box Account (under Sections 3.3(a)(iv) and (v) or otherwise) to pay for any costs or expenses (including legal fees) in connection with any dispute or defense of the Borrowers under any of the Loan Documents.

                  (vi) Section 3.4 of the Cash Management Agreement shall be deemed deleted in its entirety and replaced with the following:

                           SECTION 3.4 DISBURSEMENTS FOR OPERATING EXPENSE AMOUNTS. The Borrowers shall provide on a monthly basis (a) a reasonably detailed explanation of any variances of ten percent (10%) or more between budgeted (as set forth in the Approved Operating Budget) and actual Operating Expense amounts for any month in the aggregate, and (b) with respect to any individual item with a cost of $10,000 or more and not otherwise covered by the Approved Operating Budget, all invoices or other backup requested by Lender to substantiate the amount disbursed to the Borrowers pursuant to Section 3.3(a)(iv) and (v).

                  (vii) Section 4.1(c) the Cash Management Agreement shall be deemed deleted in its entirety and replaced with the following:

                           (c) Operating Expense Sub-Account. Funds deposited into the Operating Expense Sub-Account pursuant to Sections 3.3(a)(iv) through (vi) shall be distributed to the Borrowers on each Business Day.

                  (viii) Section 8.4 of the Cash Management Agreement shall be deemed modified and amended by inserting as the first sentence thereof the following:

                           Agent shall deduct for its own account the monthly Servicing Fee for which the Borrowers are responsible pursuant to Section 2.11 of the Mezzanine Loan Agreement from the Lock Box Account prior to making any disbursements pursuant to Section 3.3(a)(ii) hereof.

         E. The Mezzanine Borrowers and Mezzanine Lender acknowledge and agree that Mezzanine Lender has waived any amortization payment required pursuant to Section 2.4(A) of the Mezzanine Loan Agreement for the Payment Date in March 2003 only. Notwithstanding the

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foregoing to the contrary, the Mezzanine Borrowers acknowledge and agree that the aggregate amount of the Scheduled Mezzanine Principal Payments (with the Scheduled Mezzanine Principal Payment for the Payment Date in March 2003 being deemed to be $64,975) through the Payment Date in March 2003 is $259,900, and further acknowledge and agree that the aggregate of all principal payments made by the Mezzanine Borrowers through the Payment Date in March 2003 is $129,950, and therefore the aggregate Amortization Deficiency through the Payment Date in March 2003 shall be deemed to be $129,950. Further, the Mezzanine Borrowers shall cause the Mortgage Borrowers to retain any Excess Cash Flow accruing during the month of March 2003, which such amounts shall be (i) included in calculating Excess Cash Flow for the month of April 2003 for all intents and purposes under the Mezzanine Loan Documents, and (ii) applied (together with any Excess Cash Flow accruing during the month of April 2003) in accordance with
Section 2.4(A) of the Mezzanine Loan Agreement.

         F. The Mezzanine Borrowers acknowledge and agree that the Mezzanine Loan shall continue to be evidenced by and payable in accordance with the provisions of the Restated Mezzanine Note and the Mezzanine Loan Agreement, as hereby confirmed, modified and amended. The Mezzanine Borrowers hereby agree to perform all of the terms, covenants and provisions contained in the Restated Mezzanine Note and the Mezzanine Loan Agreement, as hereby confirmed, modified and amended.

         G. The Mezzanine Borrowers represent and warrant that, to the Mezzanine Borrowers' Knowledge, as of the date hereof, there are no Events of Default under any of the terms, covenants or provisions of the Mezzanine Loan Documents and the Mezzanine Borrowers know of no event which, but for the passage of time or the giving of notice or both, would constitute an Event of Default under the Mezzanine Loan Documents.

         H. The Mezzanine Borrowers represent, warrant and covenant that, to the Mezzanine Borrowers' Knowledge, there are no offsets, counterclaims or defenses to the Obligations, this Agreement, or the Mezzanine Loan Documents and that the Mezzanine Borrowers (and the undersigned representatives of the Mezzanine Borrowers) have full power, authority and legal right to execute this Agreement and keep and observe all of the terms of this Agreement on the Mezzanine Borrowers' part to be observed or performed.

         I. Except as expressly modified pursuant to this Agreement, all of the terms, covenants and provisions of the Mezzanine Loan Documents shall continue in full force and effect. In the event of any conflict between any of the terms, covenants and provisions of this Agreement and those of the Mezzanine Loan Documents, the terms, covenants and provisions of this Agreement shall control.

         J. No amendment or waiver of any term, covenant or provision of this Agreement nor consent to any departure by the Mezzanine Borrowers from the terms, covenants or provisions of this Agreement shall be effective unless the same shall be in writing and signed by Mezzanine Lender and, in the case of an amendment, the Mezzanine Borrowers and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

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         K.       This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         L. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         M. All capitalized terms not otherwise defined herein shall have the meaning set forth in the Mezzanine Loan Agreement.

         N. THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                        [NO ADDITIONAL TEXT ON THIS PAGE]

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Modification Agreement(Mezzanine)

         IN WITNESS WHEREOF, the undersigned Mezzanine Borrowers and Mezzanine Lender have executed this Agreement as of the day and year first written above.

                                      MEZZANINE BORROWERS:

                                      IMPAC HOTEL GROUP MEZZANINE,
                                      LLC, a Delaware limited liability company

                                      By: /s/ Daniel E. Ellis
                                         --------------------------------------
                                      Name:  Daniel E. Ellis
                                      Title: Vice President and Secretary

                                      SERVICO OPERATIONS MEZZANINE,
                                      LLC, a Delaware limited liability company

                                      By: /s/ Daniel E. Ellis
                                         --------------------------------------
                                      Name:  Daniel E. Ellis
                                      Title: Vice President and Secretary

                                      LODGIAN FINANCING MEZZANINE, LLC, a
                                      Delaware limited liability company

                                      By: /s/ Daniel E. Ellis
                                         --------------------------------------
                                      Name:  Daniel E. Ellis
                                      Title: Vice President and Secretary

                                      ISLAND MOTEL ENTERPRISES, INC.,
                                      a Georgia corporation

                                      By: /s/ Daniel E. Ellis
                                         --------------------------------------
                                      Name:  Daniel E. Ellis
                                      Title: Vice President and Secretary

Modification Agreement(Mezzanine)

                                      PENMOCO, INC.,
                                      a Michigan corporation

                                      By: /s/ Daniel E. Ellis
                                         --------------------------------------
                                      Name:  Daniel E. Ellis
                                      Title: Vice President and Secretary

                                      MEZZANINE LENDER:

                                      MERRILL LYNCH MORTGAGE
                                      LENDING, INC., a Delaware corporation

                                      By: /s/ Steven Glassman
                                         --------------------------------------
                                      Name:  Steven Glassman
                                      Title: Authorized Signatory

Modification Agreement(Mezzanine)

                              CONSENT OF GUARANTOR

The undersigned has executed this Agreement in order to signify its consent to the execution and delivery of this Agreement and the Restated Mezzanine Note by the Mezzanine Borrowers and its agreement to be bound by the terms hereof to the extent applicable. The undersigned hereby ratifies and confirms the Guaranty and the Environmental Indemnity, as each have been amended and modified by this Agreement, and acknowledges that to its Knowledge there are no offsets, counterclaims or defenses of any nature whatsoever to its obligations and liabilities under either of the Guaranty or the Environmental Indemnity, as each have been amended and modified by this Agreement.

Dated: March 31, 2003

                                      GUARANTOR:

                                      LODGIAN, INC.
                                      a Delaware corporation

                                      By: /s/ Daniel E. Ellis
                                         --------------------------------------
                                            Name: Daniel E. Ellis
                                            Title:  Vice President and Secretary

Modification Agreement(Mezzanine)

                     ACKNOWLEDGEMENT OF PLEDGED SUBSIDIARIES

The undersigned hereby acknowledge receipt of a copy of the foregoing Agreement, and acknowledge that the Acknowledgement given pursuant to the Pledge Agreement remains in full force and effect and unmodified and that, to the extent required by applicable law, the security interests granted under such Pledge Agreement have been noted in each of the undersigned's books, and agrees that it will comply with instructions originated by the Mezzanine Lender without further consent by Pledgor, and waives any rights or requirement at any time hereafter to receive a copy of such Pledge and Security Agreement in connection with the registration of any Collateral in the name of the Lender or its nominee or the exercise of voting rights by the Mezzanine Lender or its nominee.

                                      ALBANY HOTEL, INC., a Florida corporation,

                                      APICO HILLS, INC., a Pennsylvania
                                      corporation,

                                      APICO INNS OF GREEN TREE, INC., a
                                      Pennsylvania corporation,

                                      BRUNSWICK MOTEL ENTERPRISES, INC., a
                                      Georgia corporation,

                                      DOTHAN HOSPITALITY 3053, INC., an Alabama corporation,

                                      DOTHAN HOSPITALITY 3071, INC., an Alabama corporation,

                                      GADSDEN HOSPITALITY, INC., an Alabama
                                      corporation,

                                      LODGIAN AMI, INC., a
                                      Maryland corporation,

                                      MINNEAPOLIS MOTEL ENTERPRISES, INC., a
                                      Minnesota corporation,

                                      NH MOTEL ENTERPRISES, INC., a
                                      Michigan corporation,

                                      SERVICO AUSTIN, INC., a Texas corporation,

                                      SERVICO CEDAR RAPIDS, INC., an Iowa
                                      corporation,

Modification Agreement(Mezzanine)

                                      SERVICO COLUMBIA, INC., a Maryland
                                      corporation,

                                      SERVICO GRAND ISLAND, INC., a New York
                                      corporation,

                                      SERVICO HOUSTON, INC., a Texas
                                      corporation,

                                      SERVICO JAMESTOWN, INC., a New York
                                      corporation,

                                      SERVICO LANSING, INC., a Michigan
                                      corporation,

                                      SERVICO MARKET CENTER, INC., a Texas
                                      corporation,

                                      SERVICO MARYLAND, INC., a Maryland
                                      corporation,

                                      SERVICO METAIRIE, INC., a Louisiana
                                      corporation,

                                      SERVICO NEW YORK, INC., a New York
                                      corporation,

                                      SERVICO NIAGARA FALLS, INC., a New York
                                      corporation,

                                      SERVICO NORTHWOODS, INC., a Florida
                                      corporation,

                                      SERVICO PENSACOLA 7200, INC., a Delaware corporation,

                                      SERVICO PENSACOLA 7330, INC., a Delaware corporation,

                                      SERVICO PENSACOLA, INC., a Delaware
                                      corporation,

                                      SERVICO ROLLING MEADOWS, INC., an
                                      Illinois corporation,

Modification Agreement(Mezzanine)

                                      SERVICO WINTER HAVEN, INC., a Florida
                                      corporation,

                                      SHEFFIELD MOTEL ENTERPRISES, INC., an
                                      Alabama corporation,

                                      IMPAC HOTELS I, L.L.C., a Georgia limited liability company, and

                                      LODGIAN MEMPHIS PROPERTY OWNER,
                                      LLC, a Delaware limited liability company

                                      By: /s/ Daniel E. Ellis
                                         --------------------------------------
                                          Name: Daniel E. Ellis
                                          Title: Vice President and Secretary or
                                                     authorized signatory of the
                                                     above entities

                                      AMI OPERATING PARTNERS, L.P., a Delaware limited partnership

                                      By: AMIOP ACQUISITION GENERAL
                                          PARTNER SPE CORP., a Delaware
                                          corporation, its General Partner

                                          By: /s/ Daniel E. Ellis
                                             ----------------------------------
                                             Name: Daniel E. Ellis
                                             Title: Vice President and Secretary

                                      DEDHAM LODGING ASSOCIATES I, LIMITED
                                      PARTNERSHIP, a Georgia limited partnership

                                      By: DEDHAM LODGING SPE, INC., a Delaware
                                          corporation, its General Partner

                                          By: /s/ Daniel E. Ellis
                                             ----------------------------------
                                             Name: Daniel E. Ellis
                                             Title: Vice President and Secretary

                                      LITTLE ROCK LODGING ASSOCIATES I,
                                      LIMITED PARTNERSHIP, a Georgia limited
                                      partnership

Modification Agreement(Mezzanine)

                                      By: LODGIAN LITTLE ROCK SPE, INC., a
                                          Delaware corporation, its General
                                          Partner

                                          By: /s/ Daniel E. Ellis
                                             ----------------------------------
                                             Name: Daniel E. Ellis
                                             Title: Vice President and Secretary

                                      ISLAND MOTEL ENTERPRISES, INC.,
                                      a Georgia corporation

                                      By: /s/ Daniel E. Ellis
                                         --------------------------------------
                                          Name: Daniel E. Ellis
                                          Title: Vice President and Secretary

                                      PENMOCO, INC., a Michigan corporation

                                      By: /s/ Daniel E. Ellis
                                         --------------------------------------
                                          Name: Daniel E. Ellis
                                          Title: Vice President and Secretary

                                      IMPAC HOTELS MEMBER SPE, INC.,
                                      a  Delaware corporation

                                      By: /s/ Daniel E. Ellis
                                         --------------------------------------
                                          Name: Daniel E. Ellis
                                          Title: Vice President and Secretary

                                      LODGIAN LITTLE ROCK SPE, INC.,
                                      a Delaware corporation

                                      By: /s/ Daniel E. Ellis
                                         --------------------------------------
                                          Name: Daniel E. Ellis
                                          Title: Vice President and Secretary

                                      SERVICO COLUMBIA II, INC.,
                                      a  Maryland corporation

Modification Agreement(Mezzanine)

                                      By: /s/ Daniel E. Ellis
                                         --------------------------------------
                                          Name: Daniel E. Ellis
                                          Title: Vice President and Secretary

                                      IMPAC HOTELS I, L.L.C.,
                                      a Georgia limited liability company

                                      By: /s/ Daniel E. Ellis
                                         --------------------------------------
                                          Name: Daniel E. Ellis
                                          Title: Vice President and Secretary

                                      SERVICO PALM BEACH MOTEL
                                      GENERAL PARTNER SPE, INC., a Delaware
                                      corporation,

                                      By: /s/ Daniel E. Ellis
                                         --------------------------------------
                                          Name: Daniel E. Ellis
                                          Title: Vice President and Secretary

                                      AMIOP ACQUISITION GENERAL PARTNER
                                      SPE CORP., a Delaware corporation

                                      By: /s/ Daniel E. Ellis
                                         --------------------------------------
                                          Name: Daniel E. Ellis
                                          Title: Vice President and Secretary

Modification Agreement(Mezzanine)

               ACKNOWLEDGEMENT OF CERTAIN LIMITED PARTNERSHIP AND
                 LIMITED LIABILITY COMPANY PLEDGED SUBSIDIARIES

The undersigned have executed this Agreement in order to ratify and confirm that each Control Acknowledgement dated as of November 25, 2002, executed by the undersigned remains in full force and effect following the execution and delivery of this Agreement.

                                      IMPAC HOTELS I, L.L.C.
                                      a Georgia limited liability company
                                      By: /s/ Daniel E. Ellis
                                         --------------------------------------
                                      Name: Daniel E. Ellis
                                      Title: VP and Secretary

                                      LODGIAN MEMPHIS PROPERTY OWNER, LLC
                                      a Delaware limited liability company
                                      By: /s/ Daniel E. Ellis
                                         --------------------------------------
                                      Name: Daniel E. Ellis
                                      Title: VP and Secretary

                                      AMI OPERATING PARTNERS, L.P.
                                      a Delaware limited partnership

                                      By: AMIOP ACQUISITION GENERAL
                                          PARTNER SPE CORP., a Delaware
                                          corporation, its General Partner.
                                          By: /s/ Daniel E. Ellis
                                             ----------------------------------
                                             Name: Daniel E. Ellis
                                             Title: VP and Secretary

                                      LITTLE ROCK LODGING ASSOCIATES,
                                      LIMITED PARTNERSHIP, a Georgia limited
                                      partnership

                                      By: LODGIAN LITTLE ROCK SPE, INC.,
                                      a Delaware corporation, its General
                                      Partner
                                          By: /s/ Daniel E. Ellis
                                             ----------------------------------
                                             Name: Daniel E. Ellis
                                             Title: VP and Secretary

Modification Agreement(Mezzanine)

                                      DEDHAM LODGING ASSOCIATES I,
                                      LIMITED PARTNERSHIP, a Georgia
                                      limited liability company
                                      By: /s/ Daniel E. Ellis
                                          -------------------------------------
                                      Name: Daniel E. Ellis
                                      Title: VP and Secretary

Modification Agreement(Mezzanine)

                            ACKNOWLEDGEMENT OF AGENT

The undersigned has executed this Agreement in order to signify its agreement to be bound by the terms hereof to the extent applicable with respect to the Cash Management Agreement and the Jekyll Island Cash Management Agreement only, and for no other purpose.

Dated: March 31, 2003

                                      AGENT:

                                      WACHOVIA BANK, NATIONAL
                                      ASSOCIATION

                                      By: /s/ David F. Sisom
                                          -------------------------------------
                                      Name: David F. Sisom
                                      Title: Vice President

Modification Agreement(Mezzanine)

                           ACKNOWLEDGEMENT OF MANAGER

The undersigned has executed this Agreement in order to signify its agreement to be bound by the terms hereof to the extent applicable with respect to the Cash Management Agreement, the Jekyll Island Cash Management Agreement, the Assignments of Management Agreements, and any of the other Mezzanine Loan Documents to which Manager is a party.

Dated: March 31, 2003

                                      MANAGER:

                                      LODGIAN MANAGEMENT CORP.

                                      By: /s/ Daniel E. Ellis
                                          -------------------------------------
                                      Name: Daniel E. Ellis
                                      Title: Vice President

Modification Agreement(Mezzanine)

                                   SCHEDULE 1

                              OTHER LOAN DOCUMENTS

1.       Pledge Agreement

2.       Guaranty

3.       Environmental Indemnity

4. Conditional Assignment of Hotel Management Agreement (Mezzanine Loan) by Manager the Mezzanine Borrowers in favor of Mezzanine Lender

5.       Jekyll Island Mortgage

6.       Jekyll Island Assignment of Leases and Rents

7. Assignment of Agreements, Licenses, Permits and Contracts (Jekyll Island) by Penmoco, Inc. and Island Motel Enterprises, Inc. to Mezzanine Lender

8. Mezzanine Cash Management Agreement (Jekyll Island) among Penmoco, Inc., Island Motel Enterprises, Inc., Manager and Mezzanine Lender

9. Conditional Assignment of Hotel Management Agreement (Jekyll Island Property) among Penmoco, Inc., Island Motel Enterprises, Inc., Manager and Mezzanine Lender

10.      Post-Closing Agreement given by the Mezzanine Borrowers

Modification Agreement(Mezzanine)

                                    EXHIBIT A

              ALLOCATED LOAN AMOUNT/AGGREGATE ALLOCATED LOAN AMOUNT

                                                                                                          AGGREGATE
PROPERTY                                                                             ALLOCATED LOAN       ALLOCATED
 NUMBER   CHAIN/NAME               CITY                                STATE             AMOUNT          LOAN AMOUNT
--------------------------------------------------------------------------------------------------------------------
 210      Holiday Inn              Sheffield                            AL          $   835,105.69      $  3,037,891
 220      Holiday Inn              Dothan                               AL          $   252,473.82      $    918,432
 230      Dothan Plaza Hotel       Dothan (Ex Hampton)                  AL          $   603,123.65      $  2,194,003
 240      Holiday Inn Express      Attalla (Gadsden)                    AL          $   466,105.50      $  1,695,567
 505      Courtyard by Marriott    Bentonville                          AR          $ 1,553,685.00      $  5,651,891
 560      Residence Inn            Little Rock                          AR          $ 1,242,948.00      $  4,521,513
 850      Holiday Inn              East Hartford                        CT          $   640,895.05      $  2,331,405
1108      Crowne Plaza             West Palm Beach                      FL          $ 1,942,106.24      $  7,064,863
1113      Holiday Inn Express      Pensacola                            FL          $   602,052.94      $  2,190,108
1116      Holiday Inn              Pensacola (University Mall)          FL          $   971,053.13      $  3,532,432
1132      Holiday Inn              Winter Haven                         FL          $ 1,320,632.25      $  4,804,107
1168      Holiday Inn Express      Pensacola (Ex Hampton)               FL          $ 1,137,336.71      $  4,137,327
1206      Holiday Inn              Brunswick                            GA          $   757,421.44      $  2,755,297
1212      Courtyard by Marriott    Atlanta                              GA          $ 3,665,316.68      $ 13,333,442
1255      Holiday Inn              Marietta (hotel & suites)            GA          $   427,263.38      $  1,554,270
1280      Fairfield Inn            Valdosta                             GA          $   971,053.13      $  3,532,432
1285      Holiday Inn              Valdosta                             GA          $   640,895.05      $  2,331,405
1310      Holiday Inn              Rolling Meadows                      IL          $ 1,825,579.88      $  6,640,972
1502      Quality Hotel            Metairie                             LA          $   718,579.32      $  2,613,999
1710      Hilton                   Columbia                             MD          $ 2,136,316.88      $  7,771,350
1720      Holiday Inn              Silver Spring                        MD          $ 4,592,709.47      $ 16,707,049
1765      Holiday Inn              Baltimore, Inner Harbor              MD          $ 6,408,950.62      $ 23,314,049
1770      Holiday Inn              Glen Burnie                          MD          $ 1,029,316.32      $  3,744,378
1775      Holiday Inn              Baltimore - BWI Airport              MD          $ 4,466,844.37      $ 16,249,186
1776      Holiday Inn              Frederick                            MD          $   990,474.19      $  3,603,080
1780      Holiday Inn              Towson (Cromwell Bridge)             MD          $ 1,359,474.37      $  4,945,404
1785      Holiday Inn              Baltimore West (Belmont)             MD          $   466,105.50      $  1,695,567
1840      Crowne Plaza             Cedar Rapids                         IA          $ 1,398,316.50      $  5,086,702
1910      Holiday Inn              Arden Hills/St. Paul                 MN          $ 1,340,053.31      $  4,874,756
2007      Courtyard by Marriott    Paducah                              KY          $ 1,107,000.57      $  4,026,972
2035      Courtyard by Marriott    Florence                             KY          $   738,000.37      $  2,684,648
2040      Hurstbourne Hotel        Louisville                           KY          $   758,224.48      $  2,758,218
2222      Holiday Inn              St. Louis North                      MO          $ 1,553,685.00      $  5,651,891
2777      Residence Inn            Dedham                               MA          $ 1,942,106.24      $  7,064,863
3311      Crowne Plaza             Albany                               NY          $ 4,792,392.49      $ 17,433,443
3314      Holiday Inn Select       Niagara Falls                        NY          $ 1,456,579.69      $  5,298,648
3326      Four Points              Niagara Falls                        NY          $   485,526.55      $  1,766,216
3330      Holiday Inn              Jamestown                            NY          $ 1,048,737.37      $  3,815,026
3345      Holiday Inn              Grand Island                         NY          $   252,473.82      $    918,432
3515      Holiday Inn Select       Strongsville                         OH          $ 1,942,106.24      $  7,064,863
3802      Holiday Inn              Greentree                            PA          $ 1,398,316.50      $  5,086,702
3804      Holiday Inn              Pittsburgh (Pkwy East)               PA          $   524,368.70      $  1,907,513
3838      Doubletree Club          Philadelphia                         PA          $ 2,494,699.37      $  9,075,049
3875      Holiday Inn              York                                 PA          $   718,579.32      $  2,613,999
3890      Holiday Inn              Lancaster                            PA          $   990,474.19      $  3,603,080
3930      Hilton                   Troy (Northfield)                    MI          $ 2,196,513.22      $  7,990,328
3970      Holiday Inn              Lansing                              MI          $ 2,563,580.25      $  9,325,620
4021      Clarion                  Charleston                           SC          $   330,158.05      $  1,201,027
4040      Holiday Inn SunSpree     Myrtle Beach                         SC          $ 1,087,579.49      $  3,956,324
4215      French Quarter Suites    Memphis                              TN          $   559,641.87      $  2,035,828
4310      Crowne Plaza             Houston                              TX          $ 4,078,423.12      $ 14,836,213
4343      Courtyard by Marriott    Abilene                              TX          $ 1,145,842.69      $  4,168,269
4375      Holiday Inn              Austin                               TX          $ 1,048,737.37      $  3,815,026
4380      Holiday Inn              Dallas (Mkt Center)                  TX          $   388,421.25      $  1,412,973
4388      Holiday Inn Select       Dallas (DFW Airport)                 TX          $ 2,330,527.50      $  8,477,836
          Jekyll Island                                                             $ 1,385,641.92      $  1,385,642
          TOTAL 56 PROPERTIES                                                       $84,080,526.00      $302,207,526

Modification Agreement(Mezzanine)